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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



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DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 15, 1998 (DECEMBER 14, 1998)
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                               WORLD ACCESS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



DELAWARE                           0-29782                          58-2398004
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(STATE OR OTHER             (COMMISSION FILE NUMBER)              (IRS EMPLOYER
JURISDICTION OF                                                   IDENTIFICATION
INCORPORATION)                                                        NUMBER)


945 E. PACES FERRY ROAD, SUITE 2200, ATLANTA, GEORGIA                 30326
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:       (404) 231-2025
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On December 15, 1998, World Access, Inc. (the "Company") announced that it had consummated the acquisition of (i) Cherry Communications Incorporated (d/b/a Resurgens Communications Group) ("RCG") in a merger transaction (the "Merger") pursuant to a definitive Agreement and Plan of Merger and Reorganization (the "Merger Agreement") with RCG, and (ii) Cherry Communications U.K. Limited ("Cherry U.K.") in a share exchange transaction (the "Share Exchange") pursuant to a Share Exchange Agreement and Plan of Reorganization (the "Exchange Agreement") with the sole shareholder (the "Shareholder") of Cherry U.K.

         In connection with the Merger, the former creditors of RCG received an aggregate of 9,375,000 shares of common stock of World Access, of which two-thirds will be held in escrow and will be released to the RCG creditors over the two year period following the consummation of the Merger, subject to the attainment of certain earnings levels for the combined business of RCG and Cherry U.K.

         In connection with the Share Exchange, the Shareholder received an aggregate of 1,875,000 shares of World Access common stock, of which one-third was issued to the Shareholder at closing and the remaining two-thirds was issued and is being held in escrow and will be released to the Shareholder over the two year period following the consummation of the Exchange, subject to the attainment of certain earnings levels for the combined business of RCG and Cherry U.K.

         The Merger and the Share Exchange were consummated on December 14, 1998, and each of the Merger and the Share Exchange will be accounted for as a purchase.

         John D. Phillips, a director of the Company, is the President and Chief Executive Officer of RCG and Cherry U.K. and a general partner of the Shareholder.

         The consideration paid by the Company in connection with the Merger and the Share Exchange was determined by arms' length negotiations between the parties.

         On December 15, 1998, the Company also announced that John P. Imlay, Jr., Carl E. Sanders and Mark A. Gergel had been elected to the Company's Board of Directors, each to serve a three-year term, and Stephen J. Clearman had been re-elected to the Company's Board of Directors to serve a two-year term.

         The foregoing description of the Merger and the Share Exchange is qualified in its entirety by reference to the Merger Agreement and the Exchange Agreement which have been filed as appendices to the Company's Proxy Statement filed with the Securities and Exchange Commission on November 12, 1998 (the "Proxy Statement"). In addition, the press release announcing the consummation of the Merger and the Share Exchange and the press release announcing the election of directors are incorporated herein and made a part hereof by this reference.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) - (b). Financial Statements and Pro Forma Financial Information. All required financial statements and pro forma financial information has been filed with the Securities and Exchange Commission as part of the Proxy Statement.

         (c) Exhibits. The following exhibits are filed herewith by direct transmission via "edgar."

         2.1 Agreement and Plan of Merger and Reorganization dated as May 12, 1998, as amended by the First and Second Amendments thereto, by and between World Access, WA Telcom Products Co., (formerly known as World Access, Inc., "Old World Access"), RCG and WA Merger Corp. (incorporated by reference to Appendix A to the Proxy Statement).

         2.2 Share Exchange Agreement and Plan of Reorganization dated as of May 12, 1998 by and between World Access, Old World Access, Cherry U.K. and Renaissance Partners, II (incorporated by reference to Appendix B to the Proxy Statement).

         99.1 Press Release issued December 15, 1998 relating to the consummation of the Merger and the Share Exchange.

         99.2 Press Release issued December 15, 1998 relating to the election of directors.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               WORLD ACCESS, INC.



                               By:  /s/ MARTIN D. KIDDER
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                                        Martin D. Kidder
                                        Its Vice President and Controller



Dated as of December 15, 1998


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